RAMACO RESOURCES

2018
March



Ramaco Resources, Inc.
Fourth Quarter and Year End Results 2017

Disclaimer

Forward Looking Statements

The information in this presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements, other than statements of historical fact included in this report, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, the words "could," "believe," "anticipate," "intend," "estimate," "expect," "project" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements described in our Annual Report on Form 10-K. Forward-looking statements may include statements about:

- anticipated production levels, costs, sales volumes and revenues;
- timing for completion of major capital projects;
- economic conditions in the steel industry generally;
- economic conditions in the metallurgical coal industry generally;
- expected costs to develop planned and future mining operations, including the costs to construct necessary processing and transport facilities;
- estimated quantities or quality of our metallurgical coal reserves;
- our expectations relating to dividend payments and our ability to make such payments;
- our ability to obtain additional financing on favorable terms, if required, to complete the acquisition of additional metallurgical coal reserves as currently contemplated or to fund the operations and growth of our business;
- maintenance, operating or other expenses or changes in the timing thereof;
- financial condition and liquidity of our customers;
- competition in coal markets;
- the price of metallurgical coal and/or thermal coal;
- compliance with stringent domestic and foreign laws and regulations, including environmental, climate change and health and safety regulations, and permitting requirements, as well as changes in the regulatory environment, the adoption of new or revised laws, regulations and permitting requirements;
- potential legal proceedings and regulatory inquiries against us;
- the impact of weather and natural disasters on demand, production and transportation;
- purchases by major customers and our ability to renew sales contracts;
- credit and performance risks associated with customers, suppliers, contract miners, co-shippers and trading, bank and other financial counterparties;
- geologic, equipment, permitting, site access and operational risks and new technologies related to mining;
- transportation availability, performance and costs;
- availability, timing of delivery and costs of key supplies, capital equipment or commodities such as diesel fuel, steel, explosives and tires;
- timely review and approval of permits, permit renewals, extensions and amendments by regulatory authorities; and
- the other risks identified in this Annual Report that are not historical.

We caution you that these forward-looking statements are subject to a number of risks, uncertainties and assumptions, which are difficult to predict and many of which are beyond our control, incident to the development, production, gathering and sale of coal. Moreover, we operate in a very competitive and rapidly changing environment and new risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this Annual Report are reasonable, we can give no assurance that these plans, intentions or expectations will be achieved or occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation.

RAMACO RESOURCES

Randall Atkins
Conference Call Comments



Overview

RAMACO RESOURCES

(NASDAQ: METC)

"Pure play" metallurgical coal company with over 250 million tons of high quality metallurgical coal reserves and advantaged geology leading to low cash costs that can operate in any cycle.

At A Glance

- 252 million ton metallurgical coal reserve base with attractive low cost and quality characteristics across High Vol. and Low Vol. segments.
- We are a "Free Cash Flow" story – we intend to return capital through dividends.
- Extremely low ARO liabilities and no legacy liabilities.
- Ramping company owned production from 548,000 tons in 2017 to between 2.0-2.2 million tons in 2018, ultimately reaching approximately 4.0 million tons.
- Current committed placement of roughly 1.97 million tons (1.525 million company produced tons in 2018, plus 440,000 purchased tons), provides a stable baseload for the year.
- Major capital buildout at Elk Creek is now complete, dramatically reducing performance risk.

Michael Bauersachs
Conference Call Comments



2017 & Upcoming Milestones

Key Dates

January 2017: Delivered the first trucks of coal to neighboring wash plant

February 2017: IPO prices at $13.50 per share under ticker symbol "METC"

April 2017: Commenced production at the 2nd underground mine at Elk Creek

September 2017: Commercial production at Elk Creek Surface Mine

October 2017: First Coal Processed at the Elk Creek Plant

November 2017: Elk Creek First Coal on the CSX Rail

December 2017: Berwind Development Coal Production

January 2018: Elk Creek No. 2 Gas Development Coal Production

January 2018: First Elk Creek Export Shipment

February 2018: 268 Employees

Upcoming Milestones

- **Q1 2018:** Elk Creek Plant & Loadout 100% Complete
- **Q2 2018:** Project 300 Employees
- **Q3 2018:** Elk Creek Third Clean Coal Stockpile
- **2019:** Berwind slope up to #4 Seam planned completion

RAMACO RESOURCES

RAMACO RESOURCES

Operating Performance



Elk Creek Preparation Plant – Raw Ton Feedstock



400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
October
November
December
January
February
Normalized*
Raw Tons

*Projected

Elk Creek – Trains Per Month



14
12
10
8
6
4
2
0
October
November
December
January
February
March (MTD)**
Normalized*

*Projected
**Through 3/15/18

Fully Operational Elk Creek Infrastructure



Elk Creek – Underground Production Trends - 2017



2017 Elk Creek Deep Feet Per Shift
Contractor
Alma 001
Alma 002
Eagle
Elk FPS Avg.
300
250
200
150
100
50
112
154
166
147
94
107
121
185
185
176
211
246
January
February
March
April
May
June
July
August
September
October
November
December

RAMACO RESOURCES

Elk Creek – Production Ramp-up



2017 Elk Creek Clean Tons Produced
120,000
100,000
80,000
60,000
40,000
20,000
-
Ram Surface
Ram HWM
Eagle
Alma 002
Alma 001
Contractor
Total Monthly Tons
13,018
18,804
19,020
17,392
22,487
38,829
35,765
62,727
44,985
82,710
85,632
104,980
January
February
March
April
May
June
July
August
September
October
November
December

RAMACO RESOURCES

Active Berwind Mine Site



RAMACO RESOURCES

Marketing Update



Marketing Strategy & Customer Update

Customer and Marketing Update

- RAMACO's domestic marketing strategy worked.
  - Without placement of tons into the domestic market, we could not produce at our capacity during 2018.
  - The lack of an operating preparation plant and an early domestic selling season was a daunting task that was met with focus, education of domestic customers, and ultimately execution.
    - Domestic business reduces risk relative to inventory management and baseload commitments to allow us to run our mines at maximum productivity and capacity.
- Early movement of some international production provided an introduction into the global marketplace (some repeat customers that we were introduced to through our trading activities).
  - Strategy has changed based on the current High Volatile A selling prices.
    - Focus to sell segregated A coal.
  - During the next contracting season, it is likely that we will have fewer customers who more fully value our superior A/B high volatile coal quality, which should be priced much closer to an A coal.



NY
PA
OH
WV
NJ
DE
MD
NC
US Steel Clairton
Ramaco RAM Mine
Consol Energy Export Pier
CSX Chesapeake Bay Pier
Ramaco Elk Creek
SunCoke Energy Jewell Coke
Ramaco Knox Creek
Ramaco Berwind
Dominion Terminal
Norfolk Pier 6
Pier IX Terminal
Europe
South America
Ramaco Properties
Sea Port
Steel Production Plant
Coke Production Plant
Steel & Coke Production Plant
Norfolk Southern Rail Line
CSX Rail Line

2018 Coal Sales – Domestic Tons



Customer #1
Customer #2
Customer #3
Customer #4
Customer #5
Customer #6 (Steam Specialty)
Total Domestic Tons Sold: 1,150,500

2018 Coal Sales – Export Tons



Customer #1
Customer #2
Customer #3
Customer #4
Customer #5
Customer #6
Pending/Likely #1
Pending /Likely #2
Total Export Tons Sold:
386,151
Total Export Tons Pending:
264,000

Purchase Coal is a Meaningful Plus

- Underutilized Knox Creek Plant Capacity Creates Purchase Coal Opportunity
  - Currently two sources of coal who do not have dedicated washing capabilities. Coal is purchased for resale. We also have a first right to purchase coal from a producer who subleases coal from RAMACO.
  - These coals supplement our development production from the company controlled Berwind mine. Some of the coal is complementary to Berwind and creates a more attractive product when blended.
  - The additional throughput lowers overall plant costs.
  - The Knox Creek plant's location relative to the SunCoke Jewell plant is an advantage for selling both purchase coal and company-controlled coal.
- Our historical customer base includes eight separate customers, a mix between export, traders and domestic.



Capital Update

Projected 2018 Capital Expenditures



Equipment
Infrastructure
Maintenance Capital
$0
$2,000,000
$4,000,000
$6,000,000
$8,000,000
$10,000,000

RAMACO RESOURCES

Coal Reserve Update



RAMACO Resources Property Control Map


C&C Tract
ELK CREEK
LOGAN
Loadout Sites
WYOMING
MINGO
PIKE
ENTUCKY
WEST VIRGINIA
MCDOWELL
VIRGINIA
Jewell
SunCoke
Jewell Coke Plant
BUCHANAN
BERWIND
MERCER
TAZEWELL
Knox Creek Plant
& Impoundment
KNOX CREEK
1 in = 8 miles
Cleveland
Pennsylvania
Pittsburgh
Ram Mining Properties
Morgantown
West Virginia
Charleston
Norfolk Southern Railway
CSX Railway

RAMACO RESOURCES

Key Take-Aways


Elk Creek plant and loadout fully operational
3 active deep mines plus a surface highwall miner mine @ Elk Creek
Active Berwind mine is near term growth project
Knox Creek washing Berwind & creating trading margins
Sold coal to both domestic (6) and export (5) customers
Unsold company and purchase coal should increase avg. pricing
4Q cost improvement occurred along side substantial negatives
RAMACO now operating on all cylinders = Low Cost
RAMACO RESOURCES

RAMACO
RESOURCES

Ramaco Resources, Inc.
250 West Main Street, Suite 1800
Lexington, Kentucky 40507